Supplement dated September 16, 2011
to the Institutional Class Prospectus
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on June 16, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

TAX CONSIDERATIONS

Delete the paragraph in this section that begins “Any gain resulting from the sale” and substitute:
Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.